UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 22, 2011

Date of Report

(Date of earliest event reported)

First Federal Bancshares of Arkansas, Inc.

(Exact name of registrant as specified in its charter)

Texas	0-28312	71-0785261
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1401 Highway 62-65 North, Harrison, Arkansas	72601
(Address of principal executive offices)	(Zip Code)

(870) 741-7641

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.      Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Annual Meeting”) of First Federal Bancshares of Arkansas, Inc. (the “Company”) was held on June 22, 2011. This Form 8-K discloses the voting results for all matters voted upon at the Annual Meeting. Each of the matters voted upon at the Annual Meeting was approved by the Company’s shareholders.

A brief description of the proposals voted upon at the Annual Meeting and the results of the votes for each are as follows:

PROPOSALS
Proposal #1 — Election of the three directors listed below as proposed in the Company’s Proxy Statement dated May 17, 2011, under the caption “Item 1 — Election of Directors”

	FOR	WITHHELD	BROKER NON-VOTES
W. Dabbs Cavin	15,875,059	2,466	393,614
Scott T. Ford	15,875,059	2,466	393,614
K. Aaron Clark	15,875,059	2,466	393,614

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Proposal #2 — Approval of the reincorporation of the Company from Texas to Arkansas as proposed in the Company’s Proxy Statement dated May 17, 2011 under the caption “Item 2 — Reincorporation of the Company from Texas to Arkansas”	15,870,484	4,625	2,416	393,614

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Proposal #3 — Ratification of the appointment by the Audit Committee of the Board of Directors of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011	16,267,853	860	2,426	—

Item 8.01. Other Events.

On June 27, 2011, the Company issued a press release announcing that its common stock rights offering (the “Rights Offering”), which expired at 5:00 p.m., Eastern time, on June 21, 2011, is fully subscribed based on preliminary results.  A copy of the Company’s press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Ex. 99.1 Press Release dated June 27, 2011.

Caution about Forward-Looking Statements

The attached press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995 that are subject to risk and uncertainties which could cause actual results to differ materially from those currently anticipated due to a number of factors.  All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, statements about the closing of the Rights Offering, amount and use of Rights Offering proceeds, implementation of the backstop commitment by Bear State Financial Holdings, LLC, and statements of expectations and statements of assumptions underlying any of the foregoing.  Words such as “will likely result,” “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “hopes,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of these words and similar expressions are intended to identify these forward-looking statements.  Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management.  The Company’s actual results may differ materially from those contemplated by the forward-looking statements.  The Company cautions you therefore against relying on any of these forward-looking statements.  These statements are neither statements of historical fact nor guarantees or assurances of future performance.

Factors that could cause actual events or results to differ significantly from those described in the forward-looking statements include, but are not limited to, those described in the cautionary language included under the heading “Risk Factors” in (i) the Company’s final prospectus related to the Rights Offering, (ii) the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 filed on March 16, 2011, (iii) the Company’s Quarterly Report on Forms 10-Q for the quarter ended March 31, 2011 filed on May 2, 2011, and (iv) other filings with the SEC.

Forward-looking statements speak only as of the date they are made, and the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST FEDERAL BANCSHARES OF ARKANSAS, INC.

By:	/s/ Larry J. Brandt
Name:	Larry J. Brandt
Title:	Chief Executive Officer

Date:  June 27, 2011